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                                                                    EXHIBIT 24

                            POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of MB FINANCIAL, INC., a Delaware corporation (the "Company"), does hereby constitute and appoint MITCHELL FEIGER and JILL YORK, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign such person's name in the name and on behalf of the Company as a director or officer, or both, of the Company, as indicated below opposite such person's signature to annual reports on Form 10-K or any amendments or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 30th day of January, 2001.


                 NAME                            TITLE


/s/  Mitchell Feiger
------------------------------- Director, President and Chief Executive Officer
     MITCHELL FEIGER


/s/  Jill E. York
------------------------------- Vice President and Chief Financial Officer
     JILL E. YORK


/s/  Robert S. Engelman, Jr.
------------------------------- Director
     ROBERT S. ENGELMAN, JR.


/s/  R. Thomas Eiff
------------------------------- Director
     R. THOMAS EIFF


/s/  Alfred Feiger
------------------------------- Director
     ALFRED FEIGER


/s/  Burton J. Field
------------------------------- Director
     BURTON J. FIELD


/s/  Lawrence E. Gilford
------------------------------- Director
     LAWRENCE E. GILFORD


/s/  Richard I. Gilford
------------------------------- Director
     RICHARD I. GILFORD



/s/  David L. Husman
------------------------------- Director
     DAVID L. HUSMAN


/s/  Arthur L. Knight, Jr.
------------------------------- Director
     ARTHUR L. KNIGHT, JR.


/s/  Peter G. Krivkovich
------------------------------- Director
     PETER G. KRIVKOVICH


/s/  Clarence Mann
------------------------------- Director
     CLARENCE MANN


/s/  Hipolito Roldan
------------------------------- Director
     HIPOLITO ROLDAN


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